SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ David C. McCourt
(SEAL)                                 --------------------
                                       David C. McCourt


Witness:

/s/ Steven G. Miller



                          SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Mahoney do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ Michael J. Mahoney
(SEAL)                                 ----------------------
                                       Michael J. Mahoney


Witness:

/s/ Steven G. Miller



                          SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ Richard R. Jaros
(SEAL)                                 --------------------
                                       Richard R. Jaros


Witness:

/s/ Steven G. Miller



                          SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Julian do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ Robert E. Julian
(SEAL)                                 --------------------
                                       Robert E. Julian


Witness:

/s/ Steven G. Miller


                          SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Thomas C. Stortz do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ Thomas C. Stortz
(SEAL)                                 --------------------
                                       Thomas C. Stortz


Witness:

/s/ Steven G. Miller



                          SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, David C. Mitchell do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ David C. Mitchell
(SEAL)                                 ---------------------
                                       David C. Mitchell


Witness:

/s/ Steven G. Miller



                          SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Frank M. Henry do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ Frank M. Henry
(SEAL)                                 ------------------
                                       Frank M. Henry



Witness:

/s/ Steven G. Miller



                          SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Daniel E. Knowles do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ Daniel E. Knowles
(SEAL)                                 ---------------------
                                       Daniel E. Knowles


Witness:

/s/ Steven G. Miller



                          SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ Eugene Roth
(SEAL)                                 ----------------
                                       Eugene Roth

Witness:

/s/ Steven G. Miller



                          SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Stuart E. Graham do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ Stuart E. Graham
(SEAL)                                 --------------------
                                       Stuart E. Graham


Witness:

/s/ Steven G. Miller



                          SPECIFIC POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr. do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.


                                       /s/ Walter Scott, Jr.
(SEAL)                                 ---------------------
                                       Walter Scott, Jr.


Witness:

/s/ Steven G. Miller



                          SPECIFIC POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint Raymond B. Ostroski, C-TEC Corporation's Executive Vice President, General Counsel and Corporate Secretary, as my true and lawful attorney for me and in my name:

         1. I authorize said attorney in fact to specifically execute in my name and on my behalf the C-TEC Corporation Form S-8 Registration Statement regarding the C-TEC Corporation Executive One-for-One Stock Purchase Plan, and any amendments thereto, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which he may deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

         2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

         3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

         IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of November, 1995.

                                       /s/ James Q. Crowe
(SEAL)                                 ------------------
                                       James Q. Crowe


Witness:

/s/ Steven G. Miller